                                                                    Exhibit 24.1



                                POWER OF ATTORNEY

      Each of the undersigned, being a director and/or officer of THE WILLIAMS COMPANIES, INC., a Delaware corporation ("Williams"), hereby constitutes and appoints JAMES J. BENDER, BRIAN K. SHORE, TAMI L. CARSON, AND RICHARD M. CARSON and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead in any and all capacities, to sign one or more registration statements on Form S-4 or other applicable form in connection with the registration under the Securities Act of 1933, as amended (the "Securities Act"), of shares of Williams' common stock, $1.00 par value per share, upon the conversion of up to Three Hundred Million Dollars ($300,000,000) of 5.50% Junior Subordinated Convertible Debentures due 2033, any and all amendments (including post-effective amendments) to such registration statement, and any registration statement related to the offering contemplated by such registration statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such registration statement or registration statements shall comply with the Securities Act and the applicable rules and regulations adopted or issued pursuant thereto, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned have executed this instrument, all as of the 16th day of November, 2005.

             SIGNATURE                                   TITLE                             DATE
             ---------                                   -----                             ----
                                        President, Chief Executive Officer and      November 16, 2005
                                          Chairman of the Board of Directors
       /s/ Steven J. Malcolm                 (Principal Executive Officer)
------------------------------------
         STEVEN J. MALCOLM

                                       Senior Vice President and Chief Financial    November 16, 2005
       /s/ Donald R. Chappel             Officer (Principal Financial Officer)
------------------------------------
         DONALD R. CHAPPEL

                                                                                    November 16, 2005
       /s/ Ted T. Timmermans           Controller (Principal Accounting Officer)
------------------------------------
         TED T. TIMMERMANS

                                                                                    November 16, 2005
        /s/ Irl Engelhardt                             Director
------------------------------------
          IRL ENGELHARDT

                                                                                    November 16, 2005
     /s/ William R. Granberry                          Director
------------------------------------
       WILLIAM R. GRANBERRY

                                                                                    November 16, 2005
       /s/ William E. Green                            Director
------------------------------------
         WILLIAM E. GREEN

                                                                                    November 16, 2005
      /s/ Juanita H. Hinshaw                           Director
------------------------------------
        JUANITA H. HINSHAW

                                                                                    November 16, 2005
          /s/ W.R. Howell                              Director
------------------------------------
            W.R. HOWELL

                                                                                    November 16, 2005
       /s/ Charles M. Lillis                           Director
------------------------------------
         CHARLES M. LILLIS

                                                                                    November 16, 2005
        /s/ George A. Lorch                            Director
------------------------------------
          GEORGE A. LORCH

                                                                                    November 16, 2005
       /s/ William G. Lowrie                           Director
------------------------------------
         WILLIAM G. LOWRIE

                                                                                    November 16, 2005
       /s/ Frank T. MacInnis                           Director
------------------------------------
         FRANK T. MACINNIS

                                                                                    November 16, 2005
       /s/ Janice D. Stoney                            Director
------------------------------------
         JANICE D. STONEY

                                                                                    November 16, 2005
      /s/ Joseph H. Williams                           Director
------------------------------------
        JOSEPH H. WILLIAMS


ATTEST:

/s/  Brian K. Shore
---------------------------------------
Brian K. Shore
Secretary



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